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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the inclusion in this Annual Report on Form 10-K of our report dated February 13, 2006 on the consolidated financial statements of CPC of America, Inc. and Subsidiaries, and to the incorporation by reference of such report into the Registrant's Registration Statement on Form S-8 (SEC File No. 333-59035).


                                             CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
March 20, 2006